                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                          Cambridge NeuroScience, Inc.
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

[Cambridge NeuroScience LOGO]

                                          March 24, 1997

To Our Stockholders:

     On behalf of the Board of Directors and management, I cordially invite you to attend the Annual Stockholders' meeting on Monday, April 28, 1997, at 10 a.m. Eastern Standard Time at One Kendall Square, Building 200, Second Floor, Suite 2200, Cambridge, Massachusetts.

     The notice of meeting and the proxy statement accompanying this letter describe the specific business to be acted upon.

     Along with the specific matters to be acted upon, I will report on the progress of the Company and there will be an opportunity for questions of general interest.

     It is important that your shares be represented at the meeting. Regardless of whether you plan to attend the meeting in person, please vote, sign, date and promptly return the enclosed proxy in the envelope provided.

                                          Sincerely,

                                          /s/ Elkan R. Gamzu
                                          -------------------------------------
                                          Elkan R. Gamzu

                                          President and Chief Executive Officer

                         [Cambridge NeuroScience LOGO]
                          CAMBRIDGE NEUROSCIENCE, INC.
             ONE KENDALL SQUARE, BUILDING 700, CAMBRIDGE, MA 02139
                                 (617) 225-0600

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     Notice is hereby given that the annual meeting of the stockholders of Cambridge NeuroScience, Inc. (the "Company"), a Delaware corporation, will be held at One Kendall Square, Building 200, Second Floor, Suite 2200, Cambridge, Massachusetts, at 10 a.m. Eastern Standard Time on Monday, April 28, 1997, for the following purposes:

        1.  To elect seven directors of the Company.

        2. To vote on a proposed amendment to the Company's 1992 Director Stock Option Plan to provide that the Board of Directors of the Company (or a committee authorized by the Board) may, in its discretion, grant stock options to eligible Directors subsequent and in addition to their initial automatic grants.

        3. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on March 10, 1997 are entitled to notice of the meeting or to vote thereat. A complete list of the stockholders of record entitled to vote at the meeting shall be open to examination by any stockholder for any purpose germane to the meeting during ordinary business hours for a period of ten days prior to the meeting at the Company's offices at One Kendall Square, Building 700, Cambridge, Massachusetts.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE YOUR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

                                          By order of the Board of Directors,

                                          William T. Whelan
                                          Secretary

Dated:  March 24, 1997

                         [Cambridge NeuroScience LOGO]

                          CAMBRIDGE NEUROSCIENCE, INC.
             ONE KENDALL SQUARE, BUILDING 700, CAMBRIDGE, MA 02139
                                 (617) 225-0600

                                PROXY STATEMENT

                              GENERAL INFORMATION

     The enclosed proxy is solicited by and on behalf of the Board of Directors of Cambridge NeuroScience, Inc. (the "Company"), for use at the annual meeting of stockholders to be held on Monday, April 28, 1997, and at all adjournments thereof.

     The authority granted by an executed proxy may be revoked at any time before its effective exercise by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the meeting. Shares represented by executed and unrevoked proxies will be voted and, where a choice has been specified with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no specifications are made, the proxies intend to vote the shares represented thereby (i) to elect the Directors nominated by the Board of Directors, and (ii) to amend the Company's 1992 Director Stock Option Plan (the "Directors' Plan") to provide that the Board of Directors of the Company (or a committee authorized by the Board) may, in its discretion, grant stock options to eligible Directors subsequent and in addition to their initial automatic grants.

     The approximate date on which this proxy statement and a form of proxy will first be sent or given to stockholders is March 24, 1997.

                      VOTING SECURITIES AND VOTES REQUIRED

     On March 10, 1997, the Company had outstanding 17,782,998 shares of Common Stock, which is its only outstanding class of voting stock. Stockholders of record at the close of business on March 10, 1997 will be entitled to vote at the meeting. With respect to all matters that will come before the meeting, each stockholder may cast one vote for each share registered in his or her name on the record date. The Company's charter does not provide for cumulative voting. A majority of the shares of the Company's Common Stock outstanding and entitled to vote and present, or represented, at the meeting in person or by proxy constitutes a quorum for the transaction of business.

     Pursuant to Delaware General Corporation Law and the Company's by-laws, the affirmative vote of the holders of a plurality of the shares of the Company's Common Stock properly cast at the meeting is necessary to elect the nominees for election as directors. Votes withheld and broker non-votes will not be treated as votes cast and will not affect the outcome of the election. A "broker non-vote" occurs when a registered broker holding a customer's shares in the name of the broker has not received voting instructions on a matter from the customer, is barred by applicable rules from exercising discretionary authority to vote on the matter and so indicates on the proxy. The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present, or represented, and entitled to vote at the meeting is required to approve the proposed amendment to the Directors' Plan. Broker non-votes will not be counted as present or represented for this purpose. Abstentions will be counted as present, or represented, and entitled to vote and, accordingly, will have the effect of negative votes.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information with respect to beneficial ownership of the Company's outstanding Common Stock as of February 28, 1997 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors and nominees for director, (iii) the Chief Executive Officer of the Company, (iv) each of the other three most highly compensated executive officers and (v) all directors and executive officers as a group.

                                                                            SHARES OF COMMON
                                                                           STOCK BENEFICIALLY
                                                                                OWNED(1)
                                                                        -------------------------
BENEFICIAL OWNER                                                          SHARES       PERCENT(2)
----------------                                                         ---------     -----------
Warburg, Pincus Capital Partners, L.P.(3).............................  3,057,929         17.2%
  466 Lexington Avenue
  New York, New York 10017

Boehringer Ingelheim International GmbH...............................  2,487,624         14.0%
  Postbox 200
  D-55216 Ingelheim, Rhein
  Germany

Aeneas Venture Corporation(4).........................................  1,192,033          6.7%
  c/o Harvard Management Company, Inc.
  600 Atlantic Avenue
  Boston, Massachusetts 02210

State of Wisconsin Investment Board...................................    970,000          5.5%
  P.O. Box 7842
  Madison, Wisconsin 53703

S. Joshua Lewis(5)....................................................  3,057,929         17.2%

Peter Stalker, III(5).................................................  3,057,929         17.2%

Burkhard Blank(6).....................................................  2,487,624         14.0%

Nancy S. Amer.........................................................         --           --

Elkan R. Gamzu(7).....................................................    398,472          2.2%

Robert N. McBurney(8).................................................    222,114          1.2%

Joseph B. Martin(9)...................................................     47,500           *

Paul C. O'Brien(10)...................................................     45,000           *

Ross S. Gibson(11)....................................................     29,730           *

Ira A. Jackson(12)....................................................     20,000           *

Harry W. Wilcox, III(13)..............................................      5,820           *

All current executive officers and directors as a group (11
  persons)(14)........................................................  6,314,189         34.7%

---------------

  * Less than one percent

 (1) Except as otherwise indicated, each owner has sole voting and investment power of the shares owned.

 (2) Shares issuable upon the exercise of options described in the following notes are treated as outstanding solely for purposes of calculating the percentage ownership of such person or group.

 (3) The sole general partner of Warburg, Pincus Capital Partners, L.P. ("WPCP") is Warburg Pincus & Co., a New York general partnership ("WP"). E.M. Warburg, Pincus & Co. LLC, ("EMW LLC"), a New York limited liability company, manages WPCP. The members of EMW LLC are substantially the same as the partners of WP. Lionel I. Pincus is the managing partner of WP and the managing member of EMW LLC and may be deemed to control both WP and EMW LLC. WP, as the sole general partner of WPCP, has a 20% interest in the profits of WPCP. Mr. Lewis, a director of the Company, is a Vice President of EMW LLC. Mr. Stalker, a director of the Company, is a Managing Director and member of EMW LLC and a general partner of WP. As such, Messrs. Lewis and Stalker may be deemed to have an indirect pecuniary interest within the meaning of Rule 16a-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in an indeterminate portion of the shares beneficially owned by WPCP and WP. See Note (5) below.

 (4) Aeneas Venture Corporation ("Aeneas") is a wholly owned subsidiary of the President and Fellows of Harvard College, and is an investment affiliate of Harvard Private Capital Group, Inc.

 (5) All of the shares indicated as owned by Messrs. Lewis and Stalker are owned directly by WPCP and are included because of Messrs. Lewis and Stalker's affiliation with WPCP. Messrs. Lewis and Stalker each disclaim "beneficial ownership" of these shares within the meaning of Rule 13d-3 under the Exchange Act. See Note (3) above.

 (6) All of the shares indicated as owned by Dr. Blank are owned directly by Boehringer Ingelheim International GmbH ("BI") and are included because of Dr. Blank's affiliation with BI. Dr. Blank is the head of international project management for Boehringer Ingelheim GmbH, which is an operating division of BI. Dr. Blank disclaims "beneficial ownership" of these shares within the meaning of Rule 13d-3 under the Exchange Act.

 (7) Includes 192,915 shares which may be acquired within 60 days by Dr. Gamzu pursuant to the exercise of stock options and 6,557 shares held in the Cambridge NeuroScience, Inc. 401(k) Plan.

 (8) Includes 139,062 shares which may be acquired within 60 days by Dr. McBurney pursuant to the exercise of stock options and 6, 552 shares held in the Cambridge NeuroScience, Inc. 401(k) Plan.

 (9) Includes 20,000 shares which may be acquired within 60 days by Dr. Martin pursuant to the exercise of stock options.

(10) Includes 20,000 shares which may be acquired within 60 days by Mr. O'Brien pursuant to the exercise of stock options.

(11) Includes 26,124 shares which may be acquired within 60 days by Mr. Gibson pursuant to the exercise of stock options and 3,149 shares held in the Cambridge NeuroScience, Inc. 401(k) Plan.

(12) Consists of 20,000 shares which may be acquired within 60 days by Mr. Jackson pursuant to the exercise of stock options.

(13) Includes 1,875 shares which may be acquired within 60 days by Mr. Wilcox pursuant to the exercise of stock options and 1,016 shares held in the Cambridge NeuroScience, Inc. 401(k) Plan.

(14) See Notes (1), (2), (5), (6), (7), (8), (9), (10), (11), (12) and (13)
     above.

                             ELECTION OF DIRECTORS

     Directors are to be elected at the annual meeting to be held on April 28, 1997. The Board of Directors has fixed the number of directors at seven for the coming year. The Company's by-laws provide that the directors of the Company will be elected at each annual meeting of the Company's stockholders to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. Pursuant to the Company's by-laws, the Board of Directors also may from time to time after the annual meeting elect additional directors.

     At each meeting of the Company's stockholders at which directors are to be elected, the Company has agreed to nominate, recommend the election by the Company's stockholders and use its best efforts to effect the election to the Board of Directors of the Company of (i) one individual designated by WPCP and WPM, Inc., an affiliate of WPCP, as long as collectively they beneficially own at least 5% or more but less than 20% of the outstanding Common Stock of the Company, (ii) one individual designated by Aeneas as long as it beneficially owns 5% or more of the outstanding Common Stock of the Company and (iii) one individual designated by BI as long as it beneficially owns 7% or more of the outstanding Common Stock of the Company. WPCP and WPM, Inc. will have the right to designate a second nominee for election to the Board of Directors in the event that collectively they own more than 20% of the outstanding Common Stock of the Company. Additionally, BI will have the right to designate a second nominee for election to the Board of Directors in the event that BI owns more than 20% of the outstanding Common Stock of the Company, provided that the two nominees designated by BI shall not at any time represent more than 20% of the total number of members of the Company's Board of Directors.

     The Board of Directors recommends that the nominees named below be elected directors of the Company. All of the nominees for election are presently serving as members of the Board of Directors and have consented to serve if elected. It is intended that proxies in the accompanying form will be voted in accordance with such recommendation.

     The Board of Directors is not presently aware of any reason that would prevent any nominee from serving as a director if elected. If any nominee should become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute.

     The names of the nominees for election are shown below, together with information furnished by each of them regarding their respective principal occupation, business experience and certain other information.

                                                  BUSINESS EXPERIENCE DURING PAST
NAME (AGE)                                      FIVE YEARS AND OTHER DIRECTORSHIPS
---------                                       ----------------------------------
Elkan R. Gamzu, Ph.D................  Director since June 1990. Joined the Company as Vice
  (54)                                President of Development in October 1989. Dr. Gamzu
                                      served as President and Chief Operating Officer of the
                                      Company from June 1990 through December 1993, at which
                                      time he became Chief Executive Officer. Prior to
                                      joining the Company, Dr. Gamzu held a number of
                                      positions at the Parke-Davis Pharmaceutical Research
                                      Division of Warner-Lambert Company, a pharmaceutical
                                      company, from 1985 to 1989, most recently as Vice
                                      President, Drug Development. Prior thereto, he held
                                      various positions at Hoffmann-LaRoche, Inc., a
                                      pharmaceutical company, from 1971 to 1985. Dr. Gamzu's
                                      industry experience includes efforts to develop
                                      products to treat severe neurological and psychiatric
                                      disorders such as Alzheimer's disease, epilepsy,
                                      schizophrenia and depression. While at Warner-Lambert
                                      Company, he focused on the development of tacrine
                                      (Cognex[R]), the first drug approved in the United
                                      States for use in the treatment of Alzheimer's disease,
                                      and gabapentin (Neurontin[R]) for use in the treatment
                                      of epilepsy. Dr. Gamzu earned a B.A. degree in
                                      Psychology and Sociology from Hebrew University
                                      (Jerusalem, Israel) and M.A. and Ph.D. degrees in
                                      Psychology from the University of Pennsylvania.

Nancy S. Amer.......................  Director since September 1994. From December 1994
  (36)                                through December 1996, Ms. Amer was a Managing Director
                                      of the Harvard Private Capital Group, Inc., a
                                      subsidiary of Harvard Management Company, Inc., which
                                      manages the Harvard University endowment. Prior to
                                      joining Harvard, Ms. Amer was a senior consultant with
                                      the Boston Consulting Group, Inc. Ms. Amer earned B.A.
                                      and M.B.A. degrees from Harvard University.

Burkhard Blank, M.D.................  Director since July 1995. Dr. Blank joined Boehringer
  (42)                                Ingelheim GmbH, an operating division of BI, in 1986
                                      and has served as the head of international project
                                      management for Boehringer Ingelheim GmbH since 1993.
                                      From 1988 to 1993, Dr. Blank served as a project leader
                                      for worldwide development of various programs at BI.

Ira A. Jackson......................  Director since May 1992. Mr. Jackson is an Executive
  (48)                                Vice President of Bank of Boston, a commercial bank,
                                      where he has served since 1987. Prior thereto, Mr.
                                      Jackson was Commissioner of Revenue for the
                                      Commonwealth of Massachusetts for a period of five
                                      years. Earlier, he was Associate Dean of the John F.
                                      Kennedy School of Government at Harvard University. Mr.
                                      Jackson received an A.B. from Harvard University and an
                                      M.P.A. from the Kennedy School of Government and
                                      attended the Advanced Management Program at the Harvard
                                      Business School.

                                                  BUSINESS EXPERIENCE DURING PAST
NAME (AGE)                                      FIVE YEARS AND OTHER DIRECTORSHIPS
---------                                       ----------------------------------
S. Joshua Lewis.....................  Director since April 1996. Mr. Lewis, a Vice President
  (35)                                of E.M. Warburg, Pincus & Co., LLC., has held several
                                      positions at E.M. Warburg, Pincus & Co., LLC. since
                                      1989. Mr. Lewis is a director of CN Biosciences, Inc.,
                                      a life sciences company.

Joseph B. Martin, M.D., Ph.D........  Director since February 1987. Dr. Martin has been
  (58)                                Chancellor of the University of California, San
                                      Francisco since July 1993 and prior thereto was Dean
                                      and Professor of Neurology of the School of Medicine at
                                      the University of California, San Francisco since 1989.
                                      From 1978 to 1989, he was Chairman of the Neurology
                                      Department at Massachusetts General Hospital and
                                      Professor of Neurology at Harvard Medical School.

Paul C. O'Brien.....................  Director since May 1992. Since January 1995, Mr.
  (57)                                O'Brien has been President and Chief Executive Officer
                                      of The O'Brien Group Inc., a consulting company. From
                                      1993 until December 1994, Mr. O'Brien was Chairman of
                                      New England Telephone and Telegraph Company, a
                                      wholly-owned subsidiary of NYNEX Corporation. Prior
                                      thereto he served as President and Chief Executive
                                      Officer of New England Telephone and Telegraph Company.
                                      He is a director of BankBoston Corporation, The First
                                      National Bank of Boston, Shiva Corp. and First Pacific
                                      Networks Co., manufacturers of communications and
                                      network products and The Registry, Inc., an information
                                      technology consulting company and is Chairman of View
                                      Tech, Inc. a telecommunications systems company. Mr.
                                      O'Brien earned a B.S. degree in electrical engineering
                                      from Manhattan College, an M.B.A. degree from New York
                                      University and holds three honorary doctorates.

---------------

Cognex[R] and Neurontin[R] are registered trademarks of the Warner-Lambert Company.

     The Board of Directors held 4 meetings during the fiscal year ended December 31, 1996. Each director attended at least 75% of the aggregate of all meetings of the Board and all committees of the Board on which he or she served that were held during the period for which he or she served as a director.

     The Company has established an Audit Committee and a Compensation and Benefits Committee of the Board of Directors but does not have a Nominating Committee. The Compensation and Benefits Committee held two meetings in the fiscal year ended December 31, 1996. The current members of the Compensation and Benefits Committee are Mr. O'Brien (Chairman), Peter Stalker, III and Ms. Amer. Its function is to consider and recommend action to the Board on compensation matters. In addition, it administers the Company's 1991 Equity Incentive Plan (the "Equity Plan"), Directors' Plan and 1993 Employee Stock Purchase Plan (the "Purchase Plan"). The Audit Committee, presently composed of Dr. Blank, Mr. Jackson (Chairman) and Ms. Amer, held two meetings in the last fiscal year. The primary function of the Audit Committee is to review the Company's audited financial statements so that it may assist the Board of Directors in the discharge of its duties and responsibilities by assuring that the financial information that will be provided to the stockholders and others is accurate.

                             EXECUTIVE COMPENSATION

     The Compensation and Benefits Committee Report on Executive Compensation and tables set forth below provide information about the compensation of the executive officers of the Company.

      COMPENSATION AND BENEFITS COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Benefits Committee of the Board of Directors (the "Committee") has furnished the following report on executive compensation:

Compensation Philosophy

     The Company has developed and implemented compensation policies, plans and programs that seek to enhance the viability of the Company, thereby increasing stockholder value by closely aligning the financial interests of the Company's executive officers with those of its stockholders. In support of these goals, annual base salaries, annual incentives and long-term incentives are fixed at competitive levels to attract and retain executive officers and other key employees of outstanding ability and to motivate them to perform to the fullest of their abilities. The incentive programs are variable and closely tied to Company and individual performance in a manner that encourages a strong focus of building the business into one that has strong stockholder value.

Base Salary Administration

     The salary plan for each named executive officer is reviewed individually on an annual basis at their anniversary date. The Human Resources Director and CEO review and recommend a base salary level to the Committee for each executive officer based on current competitive practices, relying on industry standards and practices, internal comparisons and individual performance judgments as to past and expected future contributions of the individual executive officers. The industry standards used include both national and New England-based published biotechnology surveys as well as focused survey data initiated by the Company. Comparisons are made to companies that are similar in size, stage of development and, in some instances, in the same geographic area as the Company.

Incentive Compensation: Annual Incentives

     Annual incentives are payable to each executive officer upon the attainment of predetermined corporate objectives. These objectives are approved at the beginning of the year by the Committee and comprise product, program, financial, business and personal objectives. At the end of the year, the Committee reviews the attainment of the overall plan and objectives, each named individual's contribution to this attainment as well as each executive's ongoing contribution to the Company's development and determines the appropriate bonus payment. At full achievement of objectives, the CEO is targeted to receive 30% of his annual base salary, the Senior Vice President, Research is targeted to receive 25% and all other executive officers are targeted to receive 20%. The amounts actually paid may be more or less than the targeted bonus based on over or under achievement of objectives.

     For 1996, the bonuses paid were reflective of management's achievement of its objectives and the Board's assessment of achievement of these objectives. The Compensation and Benefits Committee felt that management had achieved most of its collaboration, technology pipeline, financing and program objectives. Additionally, the Committee made the assessment that while much of the CERESTAT(1) objective was achieved (initiation of two Phase III clinical trials), part of the CERESTAT objective was not met due to lower than projected accruals in the traumatic brain injury Phase III clinical trial. Accordingly, bonuses of 75% of target were paid to Dr. Gamzu, Dr. McBurney, Mr. Wilcox and Mr. Gibson.
---------------

(1) CERESTAT is a registered trademark of Boehringer Ingelheim International, GmbH.

Incentive Compensation: Long-Term Incentives

     The Company has established the Equity Plan which serves as the long-term incentive program for executive officers as well as all employees of the Company. It is the Company's philosophy that all employees of the Company should be stockholders thereby sharing in the long-term success of the Company. Upon employment, the Company grants stock options to regular, full-time employees. After two years of employment, each regular, full-time employee is eligible to receive annual stock option grants. In determining the size of stock option awards, the Committee considers competitive market data and Company performance as well as individual performance. The Committee has developed a guideline for the size of both the on-hire and annual awards that is based upon the compensation level of each position within the Company.

     Under the Equity Plan, options granted at the date of employment vest 50% after two years and 6.25% per quarter thereafter, thereby becoming fully vested after four completed years of employment. After two years of continuous employment, all employees and executive officers, including the CEO, are eligible for additional grants of stock options. Annual grants vest at a rate of 6.25% per quarter and are fully vested four years from the grant date. This vesting schedule, together with the 10-year life of the options, is consistent with the idea of providing a reward to all employees and executive officers for remaining with the Company during the vesting periods and contributing to the long-term growth and viability of the Company, and increasing value for all stockholders. In 1996, the size of these grants was based upon industry surveys, individual employee performance and anticipated ongoing contribution to the Company's development.

     Annual grants made to the named executive officers in 1996 are summarized in the table entitled "Option Grants in Last Fiscal Year."

     The Committee believes that the executive officer team will receive appropriate rewards under this program of corporate incentives but only if they achieve the performance goals established for them and the Company and if they succeed in building value for the Company's stockholders.

Chief Executive Compensation

     The CEO's overall compensation package, which is reviewed and determined by the Committee, is intended to be competitive with industry standards and motivate the CEO to achieve the Company's annual and longer-term objectives. Annual incentive compensation reflects the Committee's assessment of performance against pre-established objectives. For 1996, as discussed above, the CEO received an annual incentive award that was reflective of the achievement of a majority of the Company's goals for the year. In 1996, the CEO was awarded a stock option grant that was based on a review of competitive data and is in line with internal comparisons. The goal of this award is to motivate leadership for long-term Company success and to provide significant reward upon achievement of Company objectives and enhancement of stockholder value. The CEO's overall compensation package for 1997 reflects the Committee's belief that, at this point in the Company's development, it is appropriate that the CEO's compensation package be increasingly weighted to stock options.

Compensation Deductibility

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes a limit on tax deductions for annual compensation in excess of one million dollars paid by a corporation to its chief executive officer and the other four most highly compensated officers of a corporation. This provision excludes certain forms of "performance based compensation" from the compensation taken into account for the purposes of that limit. The Company has established individual limits on the number of options that may be granted under the Equity Plan to permit the options to qualify for the exclusion from the limitation on deductibility. The

Committee will continue to assess the impact of Section 162(m) on its compensation practices and determine what further action, if any, is appropriate.

                            Compensation and Benefits Committee

                               Paul C. O'Brien, Chairman
                               Nancy S. Amer
                               Peter Stalker, III

                      COMPARATIVE STOCK PERFORMANCE GRAPH

     The graph set forth below compares the Company's cumulative total stockholder return with the cumulative total return of the Nasdaq Stock Market (U.S.) Index ("Nasdaq Market Index") and a peer group index ("Peer Group Index A") comprised of the following neuroscience companies, each on an annual basis:
Cephalon, Inc.; Cocensys, Inc.; Neurex Corporation; Neurogen Corporation; and Regeneron Pharmaceuticals, Inc. The peer group index included in the stock performance graph presented in the Company's 1996 Proxy Statement also included Alkermes, Inc. and Athena Neuroscience, Inc. Athena Neuroscience, Inc. ceased trading in July 1996 and, as a result, is no longer included in the Company's peer group index. In addition, the Company believes that the business of Alkermes, Inc. is no longer comparable to that of Cambridge NeuroScience and, therefore, has removed Alkermes, Inc. from the peer group index. In addition to Peer Group Index A, defined above, the graph set forth below also includes, for comparative purposes, a peer group index ("Peer Group Index B") comprised of the companies included in Peer Group Index A and Alkermes, Inc.

     The comparative returns assume an investment of $100 in the Common Stock of the Company, the stock comprising the Nasdaq Market Index, and the stock comprising Peer Group Index A and Peer Group Index B on December 31, 1991.

                              [PERFORMANCE CHART]

                      12/31/91   12/31/92   12/31/93  12/30/94   12/29/95   12/31/96
                      --------   --------   --------  --------   --------   --------
Cambridge
NeuroScience, Inc.      100        81.6       81.6      44.7       94.7       125.0

Nasdaq Market
Index                   100       116.4      133.6     130.6      184.7       227.2

Peer Group
Index A                 100        68.8       73.8      31.6      138.6       106.8

Peer Group
Index B                 100        62.4       63.5      26.5      114.9       104.5


     The following table sets forth certain compensation information for the Chief Executive Officer of the Company and each of the three other most highly compensated executive officers whose salary and bonus for 1996 exceeded $100,000 (collectively, the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM
                                                                       COMPENSATION
                                                                          AWARDS
                                                                       ------------
                                             ANNUAL COMPENSATION        SECURITIES
                                            ---------------------       UNDERLYING        ALL OTHER
                                             SALARY        BONUS         OPTIONS         COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR       ($)(1)       ($)(2)          (#)(3)            ($)(4)
---------------------------       ----      --------      -------      ------------      ------------
Elkan R. Gamzu.................   1996      $262,500      $59,063         50,000           $ 11,653
  President and                   1995       250,000       63,750         72,500             11,029
  Chief Executive Officer         1994       250,000       20,625         80,000             11,661

Robert N. McBurney.............   1996       210,000       39,375         30,000             10,579
  Chief Scientific Officer and    1995       200,000       42,500         50,000             10,899
  Senior Vice President, Research 1994       200,000       13,750         70,000              9,603

Harry W. Wilcox, III(5)........   1996       175,000       26,250             --             11,187
  Senior Vice President of        1995         7,292           --         50,000                 --
  Finance and Business
  Development and Chief
  Financial Officer

Ross S. Gibson.................   1996       103,552       15,533         15,000              6,837
  Chief Administrative Officer    1995        99,328       16,715         23,000              6,530
                                  1994        91,351        8,930          4,500              5,589

---------------

(1) Includes compensation deferred by the Company's named executive officers during fiscal years 1996, 1995 and 1994 pursuant to the Cambridge NeuroScience, Inc. 401(k) Plan, adopted in 1988.

(2) Bonuses were earned in the year indicated and are generally paid in the subsequent year.

(3) Consists of options granted under the Equity Plan to acquire shares of the Company's Common Stock.

(4) The amounts shown in this column for the fiscal year 1996 are derived from the following figures for Drs. Gamzu and McBurney and Messrs. Wilcox and Gibson, respectively: $2,009, $935, $1,543 and $480 for Company paid term life insurance premiums; $144 each for Company paid group life insurance premiums; and, $9,500, $9,500, $9,500 and $6,213 for the Company match of contributions to the Cambridge NeuroScience, Inc. 401(k) Plan. The amounts shown in this column for the fiscal year 1995 are derived from the following figures for Drs. Gamzu and McBurney and Mr. Gibson, respectively: $1,669, $1,539 and $450 for Company paid term life insurance premiums; $120 each for Company paid group life insurance premiums; and, $9,240, $9,240 and $5,960 for the Company match of contributions to the Cambridge NeuroScience, Inc. 401(k) Plan. Mr. Wilcox joined the Company in December 1995 and therefore did not receive the above listed benefits in 1995. The amounts shown in this column for the fiscal year 1994 are derived from the following figures for Drs. Gamzu and McBurney and Mr. Gibson, respectively: $108 each for Company paid group life insurance premiums; and $9,240, $9,240 and $5,481 for the Company match of contributions to the Cambridge NeuroScience, Inc. 401(k) Plan. The amounts shown for Drs. Gamzu and McBurney also included $2,313 and $255, respectively for Company paid term life insurance premiums in 1994.

(5) Mr. Wilcox joined the Company in December 1995.

     The following table provides information regarding the stock options granted during 1996 to the named executive officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         POTENTIAL REALIZABLE
                                              INDIVIDUAL GRANTS                                VALUE AT
                         -----------------------------------------------------------     ASSUMED ANNUAL RATES
                         NUMBER OF       PERCENT OF                                               OF
                         SECURITIES     TOTAL OPTIONS                                         STOCK PRICE
                         UNDERLYING      GRANTED TO                                        APPRECIATION FOR
                          OPTIONS       EMPLOYEES IN      EXERCISE OR                       OPTION TERM(1)
                          GRANTED          FISCAL         BASE PRICE      EXPIRATION     ---------------------
         NAME               (#)             YEAR           ($/SHARE)         DATE         5% ($)      10% ($)
         ----            ----------     -------------     -----------     ----------     --------     --------
Elkan R. Gamzu.........    50,000            19.6%           $8.00          7/22/06      $251,558     $637,497

Robert N. McBurney.....    30,000            11.8%            8.00          7/22/06       150,935      382,498

Harry W. Wilcox, III...         0              --               --               --            --           --

Ross S. Gibson.........    15,000             5.9%            8.00          7/22/06        75,467      191,249

---------------

(1) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term and are not intended to be a forecast of possible future appreciation, if any, in the price of the Company's Common Stock. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted.

     The following table provides information regarding the stock options exercised during 1996 by the named executive officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                           NUMBER OF SECURITIES
                                   SHARES                 UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                  ACQUIRED                      OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                     ON       VALUE         FISCAL YEAR-END (#)         FISCAL YEAR-END ($)(1)
                                  EXERCISE   REALIZED   ---------------------------   ---------------------------
              NAME                  (#)        ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
              ----                --------   --------   -----------   -------------   -----------   -------------
Elkan R. Gamzu..................       --         --      164,843        127,657        $965,405       $669,283

Robert N. McBurney..............       --         --      118,750         91,250         684,453        493,047

Harry W. Wilcox, III............       --         --           --         50,000              --        187,500

Ross S. Gibson..................    1,875    $18,281       21,124         31,501         125,144        164,747

---------------

(1) Based on the closing price of the Company's Common Stock as reported on the Nasdaq National Market on December 31, 1996 of $11.875.

                                EMPLOYMENT AGREEMENTS

     Pursuant to the terms of Dr. Gamzu's employment agreement with the Company dated June 5, 1990, the Company has agreed to pay him a severance payment equal to his annual base salary if the Company terminates his employment at any time.

                             DIRECTOR COMPENSATION

     Effective June 1992, the Company agreed to compensate Dr. Martin and Messrs. Jackson and O'Brien for attendance at meetings of the Board of Directors and committees thereof at a rate of $12,000 per year, paid quarterly.

             PROPOSAL TO AMEND THE 1992 DIRECTOR STOCK OPTION PLAN

GENERAL

     The Directors' Plan was approved by the stockholders of the Company at the annual meeting held on May 28, 1992. The purpose of the Directors' Plan is to attract and retain highly qualified non-employee Directors of the Company and to encourage ownership of stock of the Company by such Directors so as to provide additional incentive to promote the success of the Company. The Directors' Plan currently provides for the automatic granting of options to purchase 20,000 shares of the Company's Common Stock to non-employee Directors upon their initial election to the Board of Directors. The maximum aggregate number of shares of Common Stock that may be subject to grants under the Directors' Plan is 100,000. As of March 10, 1997, options to purchase 58,000 shares have been granted under the Plan, including options to purchase an aggregate of 18,000 shares subject to stockholder approval (see below), leaving 42,000 shares available for future awards under the Directors' Plan. The closing price of the Company's Common Stock as reported by the Nasdaq National Market on March 10, 1997 was $11.75.

PROPOSED AMENDMENT TO THE PLAN

     The Board of Directors has voted, subject to approval of the stockholders, to amend the Directors' Plan to provide that the Board (or committee authorized by the Board) may, in its discretion, grant stock options to eligible Directors subsequent and in addition to their initial automatic grants. This amendment is being proposed in response to the amendments recently adopted by the Securities and Exchange Commission to Rule 16b-3 under the Exchange Act, whereby companies are no longer limited to using "formula plans" in providing equity compensation to their directors. The proposed amendment to the Directors' Plan does not include an increase in the number of the shares authorized for issuance under the plan.

     The Board of Directors voted, subject to stockholder approval of the proposed amendment, to award options to purchase 6,000 shares of the Company's Common Stock each to Messrs. Jackson and O'Brien and Dr. Martin and to authorize the Compensation and Benefits Committee to grant awards under the Directors' Plan.

                               NEW PLAN BENEFITS

                        1992 DIRECTOR STOCK OPTION PLAN

                                                                                 NUMBER OF
                               NAME AND POSITION                                   UNITS
-------------------------------------------------------------------------------  ----------
Non-Executive Director Group(1)................................................    18,000(2)

---------------

(1) Only Directors who are not employees of the Company are eligible to participate under the Directors' Plan. See "Administration and Eligibility" below.

(2) Options having an exercise price of $8.00 per share, the closing price of the Company's Common Stock as reported on the Nasdaq National Market on the date of grant. These options expire on July 22, 2006. See "Purchase Terms and Price" below for a description of the other terms of these options.

ADMINISTRATION AND ELIGIBILITY

     The Directors' Plan will be administered by the Compensation and Benefits Committee. All Directors of the Company who are not employees of the Company or employees of or otherwise affiliated with any corporation or entity which owns more than 5% of the capital stock of the Company (an "Affiliated Entity") or any subsidiary of the Company or any Affiliated Entity are eligible to participate in the Directors' Plan. There are currently four eligible Directors.

PURCHASE TERMS AND PRICE

     Options granted under the Directors' Plan become exercisable with respect to 25% of the shares subject to the option in the first anniversary of the date of grant and as to 6.25% of the shares quarterly thereafter. The exercise price of options granted under the Directors' Plan is equal to the closing price of the Company's Common Stock as reported by the Nasdaq National Market on the date of grant. The term of each option granted under the Directors' Plan is ten years from the date of grant.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE PLAN

     No taxable income will be recognized by the optionee upon the grant of a stock option under the Directors' Plan. The optionee must recognize as ordinary income in the year in which the option is exercised the amount by which the fair market value of the purchased shares on the date of exercise exceeds the exercise price. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee. Any additional gain or loss recognized upon the subsequent disposition of the purchased shares will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL

                       SECURITIES EXCHANGE ACT REPORTING

     The Company's executive officers and directors are required under Section 16(a) of the Exchange Act to file reports of ownership of the Company's securities and changes in ownership with the Securities and Exchange Commission. Copies of these reports must also be furnished to the Company.

     Based solely on a review of reports furnished to the Company and written representation that no other reports were required, the Company believes that during 1996 the executive officers and directors of the Company complied with all applicable Section 16(a) filing requirements, except that Mr. Gibson, an executive officer of the Company, reported on December 10, 1996 the sale of shares purchased under the Purchase Plan, the report for which was due on May 10, 1996.

                        INFORMATION CONCERNING AUDITORS

     The firm of Ernst & Young LLP, independent auditors, examined the Company's financial statements for the fiscal year ended December 31, 1996. The Board of Directors has appointed Ernst & Young LLP to serve as the Company's auditors for its fiscal year ending December 31, 1997. A representative of Ernst & Young LLP is expected to attend the stockholders' meeting where he will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

     If any stockholder of the Company intends to present a proposal at the 1998 annual meeting of stockholders and desires it to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting, such proposal must be received by the Company at One Kendall Square, Building 700, Cambridge, MA 02139, Attention: Harry W. Wilcox, III, no later than November 24, 1997.

                            EXPENSES OF SOLICITATION

     The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others of forwarding solicitation material to beneficial owners of stock. In addition to the use of mails, proxies may be solicited by executive officers and employees of the Company by personal interview, by telephone, or by telegraph, the cost of which will be nominal. The Company may request persons holding stock in their names or in the names of their nominees to obtain proxies from, and send proxy material to, their principals, and will reimburse such persons for the expense in so doing. The Company may engage a professional organization to assist in the solicitation of proxies for the stockholders' meeting, the cost of which is not anticipated to exceed $3,000.

                                 MISCELLANEOUS

     The Board of Directors does not know of any business which will come before the meeting except the matters described in the notice. If other business is properly presented for consideration at the meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

     The prompt return of your proxy will be appreciated. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.
                                          By order of the Board of Directors,

                                          WILLIAM T. WHELAN
                                          Secretary

Dated:  March 24, 1997

                          CAMBRIDGE NEUROSCIENCE, INC.
                         1992 DIRECTOR STOCK OPTION PLAN


     The purpose of the 1992 Director Stock Option Plan (the "Plan") of CAMBRIDGE NEUROSCIENCE, INC. (the "Company") is to attract and retain highly qualified non-employee Directors of the Company and to encourage ownership of stock of the Company by such Directors so as to provide additional incentives to promote the success of the Company.


1.   ADMINISTRATION OF THE PLAN.

     The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Board's decision shall be final and binding. To the extent permissible by law, the Board may delegate to a committee consisting of one or more Directors appointed by the Board the power to grant stock options to Eligible Directors (defined below) pursuant to Section 6(a) hereof and to make all determinations under the Plan with respect thereto.


2.   PERSONS ELIGIBLE TO PARTICIPATE IN THE PLAN.

All Directors of the Company who are not employees of the Company or employees of or otherwise affiliated with any corporation or entity which owns more than five percent (5%) of the capital stock of the Company (an "Affiliated Entity") or any subsidiary of the Company or any Affiliated Entity shall be eligible to participate in the Plan (an "Eligible Director").


3.   SHARES SUBJECT TO THE PLAN.

     (a) The aggregate number of Shares of the Company which may be optioned under this Plan is 100,000 shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) In the event of a stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change relating to the Company's Common Stock, the maximum aggregate number and kind of shares or securities of the Company as to which options may be granted under this Plan and as to which options then outstanding shall be exercisable, and the option price of such options shall be appropriately adjusted so that the proportionate number of shares or other securities as to which options may be granted and the proportionate interest of holders of outstanding options shall be maintained as before the occurrence of such event.

     (c) In the event of a consolidation or merger of the Company with another corporation where the Company's stockholders do not own a majority in interest of the surviving or resulting corporation, or the sale or exchange of all or substantially all of the assets of the Company, or a reorganization or liquidation of the Company, any deferred exercise period shall be automatically accelerated and each holder of an outstanding option shall be entitled to receive upon exercise and payment in accordance with the terms of the option the same shares, securities or property as he would have been entitled to receive upon the occurrence of such event if he had been, immediately prior to such event, the holder of the number of shares of Common Stock purchasable under his or her option; provided, however, that in lieu of the foregoing the Board may upon written notice to each holder of an outstanding option or right under the Plan, provide that such option or right shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised.

     (d) Whenever options under this Plan lapse or terminate or otherwise become unexercisable the shares of Common Stock which were subject to such options may again be subjected to options under this Plan. The Company shall at all times while this Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Plan.


4.   NON-STATUTORY STOCK OPTION.

     All options granted under this Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").


5.   FORM OF OPTIONS.

     Options granted hereunder shall be in substantially such form as the Board or any committee appointed pursuant to Section 1 above may from time to time determine.


6.   GRANT OF OPTIONS AND OPTION TERMS.

     (a) Automatic Initial Grants of Options. At each annual meeting of the stockholders of the Company following the approval of this Plan by the stockholders, each Director elected for the first time as a Director at that meeting who is eligible to receive options to purchase Common Stock under this Plan shall automatically be granted options to purchase 20,000 shares of Common Stock under the Plan. In addition, upon the initial election of a Director who is eligible to receive options to purchase Common Stock (whether by the Board of Directors or the stockholders and whether to fill a vacancy or otherwise), such Director shall automatically be granted options to purchase 20,000 shares of Common Stock under the Plan. The "Date of Grant" for options granted under this
Section 6(a) shall be the date of election of an Eligible Director as a Director. No options shall be granted hereunder after ten years from the date on which this Plan was initially approved by the stockholders.

     (b) Discretionary Grants of Options. Subject to the provisions of the Plan, the Board may from time to time, in its discretion, grant options to Eligible Directors and determine the number of shares to be covered by each such option, subject to Section 6(c)-(h) below. The Board may impose such conditions with respect to the exercise of options, including but not limited to conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. The "Date of Grant" for options granted under this
Section 6(b) shall be the date on which such options are granted by the Board. No options shall be granted hereunder after ten years from the date on which this Plan was initially approved by the stockholders.

     (c) Option Price. The option price for each option granted under this Plan shall be the last sale price for the Company's Common Stock as reported by the National Association of Securities Dealers Automated Quotations National Market System for the business day on the Date of Grant.

     (d) Term of Option. The term of each option granted under this Plan shall be ten years from the Date of Grant.

     (e) Exercisability of Options. Options granted under this Plan shall become exercisable with respect to twenty-five percent of the shares on the first anniversary of the Date of Grant and as to 6.25% of the shares quarterly thereafter.

     (f) General Exercise Terms. Directors holding exercisable options under this Plan who cease to serve as members of the Board may, during their lifetime, exercise the rights they had under such options at the time they ceased being a Director for the full unexpired term of such option. Any rights that have not yet become exercisable shall terminate upon cessation of membership on the Board. Upon the death of a Director, those entitled to do so shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any rights which were available to the Director at the time of his or her death. The rights of the option holder may be exercised by the holder's guardian or legal representative in the case of disability and by the beneficiary designated by the holder in writing delivered to the Company or, if none has been designated, by the holder's estate or his or her transferee on death in accordance with this Plan, in the case of death. Options granted under the Plan shall terminate, and no rights thereunder may be exercised, after the expiration of the applicable exercise period. Notwithstanding the foregoing provisions of this section, no rights under any options may be exercised after the expiration of ten years from their Date of Grant.

     (g) Method of Exercise and Payment. Options may be exercised only by written notice to the Company at its office accompanied by payment of the full option price for the shares of Common Stock as to which they are exercised. The option price shall be paid in cash or by check or in shares of Common Stock of the Company, or in any combination thereof. Shares of Common Stock surrendered in payment of the option price shall have been held by the person exercising the option for at least six months, unless otherwise permitted by the Board. The value of shares delivered in payment of the option price shall be their fair market value, as determined in accordance with Section 6(c) above, as of the date of exercise. Upon receipt of such notice and payment, the Company shall promptly issue and deliver to the optionee (or other person entitled to exercise the option) a certificate or certificates for the number of shares as to which the exercise is made.

     (h) Non-transferability. Options granted under this Plan shall not be transferable by the holder thereof otherwise than by will or the laws of descent and distribution or as permitted by Rule 16b-3 (or any successor provision) under the Securities Exchange Act of 1934, as amended ("Rule 16b-3").


7.   LIMITATION OF RIGHTS.

     (a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option or any other action taken pursuant to the Plan, shall constitute an agreement or understanding, express or implied, that the Company will retain an option holder as a Director for any period of time or at any particular rate of compensation.

     (b) No Stockholders' Rights for Options. A Director shall have no rights as a stockholder with respect to the shares covered by options until the date the Director exercises such options and pays the option price to the Company, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such option is exercised and paid for.


8.   AMENDMENT OR TERMINATION.

     The Board may amend or terminate this Plan at any time, provided that, to the extent necessary to comply with Rule 16b-3, this Plan shall not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.


9.   STOCKHOLDER APPROVAL.

     This Plan is subject to approval by the stockholders of the Company by the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present, or represented and entitled to vote, at a meeting duly held in accordance with the laws of Delaware. In the event such approval is not obtained, all options granted under this Plan shall be void and without effect.

10.  GOVERNING LAW.

     The Plan shall be governed by and interpreted in accordance with the laws of the State of Delaware.


                        As Amended through April 28, 1997

PROXY

                         CAMBRIDGE NEUROSCIENCE, INC.
               ANNUAL MEETING OF STOCKHOLDERS - APRIL 28, 1997
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


        The undersigned stockholder of Cambridge Neuroscience, Inc. (the "Company") hereby appoints Elkan R. Gamzu, Harry W. Wilcox, III, Ross S. Gibson and William T. Whelan and each of them acting singly, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of common stock of the Company that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on April 28,1997 and at all adjournments thereof, hereby revoking any proxy heretofore given with respect to such shares.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                  PLEASE COMPLETE AND SIGN ON REVERSE SIDE.

                                                               PLEASE MARK
                                                              YOUR VOTES AS  [X]
                                                               INDICATED IN
                                                               THIS EXAMPLE



1. Proposal to elect Directors.          Nominees: Nancy S. Amer, Burkhard
                                         Blank, Elkan R. Gamzu, Ira A. Jackson,
                                         S. Joshua Lewis, Joseph B. Martin and
                                         Paul C. O'Brien

                                         (INSTRUCTION: To withhold authority to
                                         vote for any individual nominee, write
  FOR all nominees         WITHHELD      that nominee's name in the space
(except as specified   for all nominees  provided below.)
      at right)

        [ ]                  [ ]         --------------------------------------


2. Proposal to amend the Company's       PLEASE SIGN AND MAIL THIS PROXY TODAY
   1992 Director Stock Option Plan to
   provide that the Board of Directors
   (or a committee authorized by the
   Board) may, in its discretion,
   grant stock options to eligible
   Directors subsequent and in addition  Date:
   to their initial automatic grants.         ----------------------------------

    FOR      AGAINST      ABSTAIN
    [ ]        [ ]          [ ]          ---------------------------------------
                                                         Signature

                                         Date:
                                              ----------------------------------


                                         ---------------------------------------
                                              Signature (if held jointly)

                                         Please sign exactly as name appears on
                                         stock certificate. When shares are
                                         held by joint tenants, both should
                                         sign. When signing as attorney,
                                         executor, administrator, trustee, or
                                         guardian, please give full title as
                                         such. If a corporation, please sign in
                                         full corporate name by President or
                                         other authorized officer. If a partner-
                                         ship, please sign in partnership name
                                         by authorized person.